Exhibit 10.2 2

EXECUTION VERSION

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated with effect as of October 21, 2019 and is entered into by and among:

HARVEST DISPENSARIES, CULTIVATIONS &

PRODUCTION FACILITIES LLC

as Co-Borrower

- and -

HARVEST ENTERPRISES, INC.

as Co-Borrower

- and -

BRIDGING FINANCE INC.

as Lender and Agent

RECITALS

A.	Harvest Dispensaries, Cultivations & Production Facilities LLC (“Harvest DCP”) and Harvest Enterprises, Inc. (“Enterprises”, and together with Harvest DCP, each a “Co-Borrower” and collectively, the “Co-Borrowers”), and each of their direct and indirect subsidiaries who are signatories hereto and set out in Schedule “A” hereto (each a “Guarantor” and collectively, the “Guarantors”), Lenders and Bridging Finance Inc. as agent for the Lenders are parties to an Amended and Restated Credit Agreement dated July 26, 2019, (as the same may have been or may be further amended, supplemented, restated, replaced or renewed from time to time, the “Credit Agreement”);

B.	The Co-Borrowers have requested, and the Lenders and the Agent have agreed, subject to the terms and conditions set forth herein, to amend certain of the terms of the credit facilities governed by the Credit Agreement.

NOW THEREFORE, in consideration of the accommodations of credit made available by the Agent and the Lenders to the Credit Parties and the mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

1.	Definitions

All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

2.	Amendments to Credit Agreement

The Credit Agreement is hereby amended as follows:

(a)	Subsection 1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Primary Facility. The Agent, on behalf of the Lenders, (i) on October 3, 2018, advanced the sum of $26,000,000 of the Primary Facility (as defined below) to the Co-Borrowers and (ii) On July 26, 2019 advanced the sum of $24,000,000 of the Primary Facility to the Co-Borrowers and hereby agrees to advance an additional amount hereunder as part of the Bridge Facility (as defined below) as described in this Agreement below on and subject to the terms and conditions set forth herein. Unless otherwise indicated, all amounts are expressed in Canadian currency. All capitalized terms not otherwise defined in the body of this Agreement shall have the meaning as ascribed thereto in Schedule A.”

(b)	Subsection 5 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Facilities.

(a)	Non-revolving term loan in the aggregate amount of CAD $50,000,000 (the “Primary Facility”); and

(b)	Non-revolving term loan in the aggregate amount of CAD $35,000,000 (the “Bridge Facility” and together with the Primary Facility, the “Facilities”).”

(c)	Subsection 7 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Term.

	(a)	Subject to an Event of Default, including the non-payment of the Bridge Facility at the end of the Bridge Term, a term ending on October 3, 2021 (the “Primary Term”); and

	(b)	Subject to an Event of Default, a term ending on December 31, 2019 (the “Bridge Term”).”

(d)	Subsection 9.02 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Work Fee: A work fee of CAD $660,000 was paid pursuant to the Original Agreement on or about October 21, 2019 and an additional work fee of CAD $474,800 in respect of the Primary Facility was paid pursuant to the Credit Agreement on or about July 26, 2019. An additional work fee equal to three percent (3%) of the Bridge Facility, being CAD $1,050,000, plus applicable taxes (the “Work Fee”) in respect of the Bridge Facility will be deemed to be fully earned upon closing and funding of the Facility and paid out of the advance of the Bridge Facility hereunder.

(e)	All references in the Credit Agreement to the “Facility” in the Credit Agreement to the Security and Credit Documents shall be deemed to be and include the “Primary Facility” or the “Bridge Facility” and collectively all such facilities, as the context requires.

(f)	Subsection 10 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 10.01 Without limiting the right of the Agent to demand repayment and subject to and in addition to the requirement for indefeasible repayment in full pursuant to this Agreement, for the period from October 3, 2018 to and including May 31, 2019 (the “PIK Period”) interest shall accrue on the principal amount of the Primary Facility at the aforesaid rate, calculated, compounded and payable monthly, not in advance, on the outstanding principal amount of the Primary Facility and shall be capitalized and added to the principal amount of the Primary Facility, and shall thereafter be deemed to be a part of the principal amount of the Primary Facility, unless such interest is paid in cash in accordance with the provisions herein. Commencing on the expiration of the PIK Period, interest shall continue to accrue on the outstanding principal amount of the Primary Facility at the aforesaid rate, calculated, and compounded monthly, not in advance, and such interest and the principal amount outstanding under the Primary Facility shall be repaid in equal monthly installments based on a five-year amortization period (i) commencing with June 1, 2019 with respect to the $26,000,000 of the Primary Facility provided prior to the Effective Date, and (ii) commencing on the first Business Day of the month following the Effective Date with respect to the additional $24,000,000 of the Primary Facility provided on the Effective Date, in each case unless otherwise extended in writing by the Agent, together with all interest accrued and owing thereon, of each such month during the Primary Term with the balance owing at the end of the Primary Term. The Primary Facility and any and all accrued and unpaid interest is repayable, in full, unless otherwise consented to in writing by the Agent, at the earlier of (each a “Repayment Event”): (a) the end of the Primary Term; (b) the sale of the business of any of the Credit Parties which could reasonably be expected to result in a reduction of 5% or more of the total revenues of Harvest Health & Recreation Inc.; (c) the sale of all or substantially all of the assets of any of the Credit Parties which could reasonably be expected to result in a reduction of 5% or more of the total revenues of Harvest Health & Recreation Inc. (d) any private placement and/or equity capital raise transaction, or “quasi equity” capital raise transaction, or any convertible debt financing which results in a change of control or any initial public offering of any of the Credit Parties or their direct or indirect subsidiaries and Affiliates which accounted for more than 5% of the revenues of Harvest Health & Recreation Inc in the preceding fiscal year (other than with respect to Harvest Health & Recreation Inc.) itself, or (e) the acceleration of the repayment of the Facilities upon the occurrence of an Event of Default.

Section 10.02 Commencing on the Effective Date, interest shall begin to accrue on the outstanding principal amount of the Bridge Facility at the rate of Bank of Montreal’s prime lending rate for Canadian dollar commercial loans in Canada plus 10.30% per annum, calculated monthly, not in advance, and such interest under the Bridge Facility shall be paid monthly on the principal amount outstanding under the Bridge Facility commencing on the first Business Day of the month following the date of advance of the Bridge Facility, together with all interest accrued and owing thereon, for each such month during the Bridge Term with the entire principal amount and any interest owing thereon at the end of the Bridge Term. The Primary Facility and any and all accrued and unpaid interest is repayable, in full, unless otherwise consented to in writing by the Agent, at the earlier of, in addition to the applicable Repayment Event’s described in Section 10.01 above, an Event of Default, including any non-payment of any amount in respect of the Bridge Facility, including at the end of the Bridge Term, and the end of the Primary Term.

Section 10.03 The Parties acknowledge and agree that the transaction pursuant to which the Credit Parties became subsidiaries of RockBridge Resources Inc., a corporation organized under the laws of British Columbia, Canada, which has since been renamed Harvest Health & Recreation Inc. (the “Acquiror”), has closed in accordance with its terms on November 14, 2018, and such transaction constituted the “RTO Transaction” for purposes of the Original Agreement.”

(g)	Subsection 14 of the Credit Agreement is hereby amended by incorporating the following financial covenants:

“(yy) during the Bridge Term, Borrower shall maintain a minimum amount of liquidity such that 12-months of operations, including capex and any cash payments pursuant to any acquisitions, are fully funded where cash burn will be calculated monthly based on an average trailing 3-month basis (i.e. if cash burn/month over the preceding 3 months is $2,000,000/month then Borrower needs to show availability liquidity of $24,000,000).

(zz) unless the Bridge Facility can and is otherwise paid in full, the Credit Parties shall draw down the second tranche of its USD $500,000,000 facility with 1235 Fund LP in the amount of USD $100,000,000 which shall be used and immediately applied as a permanent repayment of the Bridge Facility in full at the end of the Bridge Term.

(aaa) The Credit Parties shall promptly and diligently complete its acquisitions of each of Verano Holdings LLC, Falcon International Corp., and CannaPharmacy, Inc. as soon as practically possible and in any event upon its receipt of any applicable required governmental approval under any applicable US anti-trust laws in respect of any such acquisition transactions; provided, however, that the Credit Parties may make modifications to the structure, closing, and/or timing of such acquisitions to the extent necessary to meet the Credit Parties reasonable, appropriate and legitimate business objectives.”

(h)	All additional references to “Term” in the Credit Agreement shall be deemed to be the “Primary Term” or the “Bridge Term” and collectively, both such terms, as the context requires.

(i)	Schedule “B” to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule “B’ attached as Exhibit “A” hereto.

3.	Joinder to the Credit Agreement

(a)	Upon the date hereof, each of Persons set out in Exhibit “A” hereto which are not a signatory to the Credit Agreement (for purposes of this Section and the Conditions Precedent Section below, the “New Credit Parties”) joins in as, assumes the obligations of, adopts the obligations, liabilities and role of, and becomes a “Credit Party” and a “Guarantor” under this Agreement and the other Credit Documents. All references to “Credit Party” or “Guarantor” contained in the Credit Agreement and any other Credit Documents, in each case, are hereby deemed for all purposes to also refer to and include such New Credit Parties, and each of them hereby provides all of the representations and warranties and covenants applicable to it as set out in the Credit Agreement and hereby covenants and agrees to comply with all terms and conditions of this Agreement and the other Credit Documents as if it were an original signatory to the Credit Agreement and each of the other applicable Credit Documents.

(b)	Without limiting the generality of the provisions of Section (a) above, each of the New Credit Parties hereby become liable on a joint and several basis, along with all other Credit Parties and Guarantors, for all advances and loans made by the Agent and the Lenders under the Credit Agreement, as amended hereby, and all Obligations thereunder.

4.	No Other Changes

Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect, unamended hereby.

5.	Conditions Precedent

This Amendment shall be effective when the Agent shall have received an executed original of this Amendment, and each of the following, in form and substance acceptable to the Agent in its reasonable credit discretion:

(a)	the Agent shall have received payment in full of the Work Fee, which shall be deemed to be fully earned and payable upon the execution of this Amendment;

(b)	reserved;

(c)	the Agent shall have received from each of the New Credit Parties fully executed Credit Documents, in favour of the Agent;

(d)	the Agent shall be in receipt of, for each of the Credit Parties, an officer’s certificate, authorizing resolution, certificate of incumbency, certificate of good standing and legal opinion of counsel to the Credit Parties;

(e)	the Agent shall be satisfied in its absolute and sole discretion that the Credit Parties have the unfettered right to draw down the second tranche in the amount of USD $100,000,000 under its facility with 1235 Fund LP on or before the end of the Bridge Term in order to permanently repay the Bridge facility at the end of the Bridge Term and that 1235 Fund LP has the absolute and unconditional obligation to advance such funds to the Credit Parties; and

(f)	such other matters as the Agent may require, including without limitation, updated additional applicable disclosure Schedules to the Credit Agreement and updated certificates of insurance.

6.	Representations and Warranties

The Credit Parties hereby represent and warrant to the Agent and the Lenders as follows:

(a)	the Borrower and each other Credit Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now and formerly conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required;

(b)	the execution, delivery and performance by the Credit Parties of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate and, if required, shareholder or partner action and been duly executed and delivered by the Borrower and each other Credit Party hereto or thereto and constitute legal, valid and binding obligations of the Borrower and each other Credit Party thereto, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganisation, moratorium or other Applicable Laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c)	the execution, delivery and performance by the Credit Parties of this Amendment and any other agreements or instruments required hereunder or executed in connection herewith: (i) do not require any consent or approval of, registration or filing with, or any other action by any person whatsoever, except as obtained by the Credit Parties, (ii) will not violate any Applicable Law or the charter, by-laws or other organizational documents of the Borrower or any other Credit Party, and (iii) will not result in the creation or imposition of any Lien on any asset of the Borrower or any other Credit Party, except for any Lien arising in favour of the Agent and the Lenders under the Credit Documents and Permitted Encumbrance;

(d)	the Credit Parties have the right and ability to drawdown USD $100,000,000 of its facility with 1235 Fund LP on or before the end of the Bridge Term in order to permanently repay the Bridge Facility at the end of the Bridge Term;

(e)	the successful completion of the acquisitions of Verano Holdings LLC, Falcon International Corp., and CannaPharmacy, Inc. are, can be and will be successfully completed after the date hereof subject only to modifications permitted by Section 14(aaa) of the Agreement and the Credit Parties receiving the applicable required governmental approvals under applicable US anti-trust laws in respect of such acquisition transactions; and

(f)	the personal property security registrations in favour of Western Alliance Bank and MSCP, LLC are in respect of Credit Parties which have no material personal property assets; and

(g)	all of the representations and warranties made by the Credit Parties contained in the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

7.	References

Upon the execution and delivery of this Amendment, all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Credit Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

8.	Release

The Credit Parties hereby absolutely and unconditionally release and forever discharge the Agent, the Lenders, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state, provincial or federal law or otherwise, which the Credit Parties have had, now have or have made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown other than claims, liabilities or obligations to the extent caused by the Agent’s or any Lender’s own gross negligence or willful misconduct. For greater clarity, the Agent and the Lenders are required to continue to honour their obligations under, subject to and in accordance with, the terms and conditions of the Credit Agreement.

9.	Confirmation of Security and Credit Documents

Each of the Credit Parties (including the Co-Borrowers and the Guarantors) hereby represents, warrants, acknowledges, confirms, covenants and agrees to and in favour of the Agent that the Credit Agreement, the Security and all Credit Documents executed and delivered to the Agent prior to the date of this Amendment in respect of any indebtedness or obligations owing by any of them to the Agent and Lenders whether under the Credit Agreement or any other Credit Document or otherwise shall continue to remain in full force and effect, unamended, and any and all Security, Liens and Credit Documents are hereby ratified and reconfirmed and any and all Security and Liens shall stand as general continuing collateral security in respect of any and all such indebtedness and obligations owing by any of the applicable Credit Parties. Each of the Credit Parties hereby ratifies and confirms all of the debts, liabilities, obligations and agreements under the Credit Agreement, the Security and the other Credit Documents, and the Liens granted or purported to be granted and perfected thereby. Each of the Credit Parties confirms that the Security and Liens, including without limitation, the general security agreement from Harvest DCP and any Security which may have been amended and restated in connection herewith, granted to secure payment and performance of its respective obligations under, inter alia, the Credit Agreement continues to secure payment and performance of all the obligations thereunder and this Amendment (for purposes of this Section, the “Secured Obligations”). The Guarantors confirm that (i) the guarantees granted by each of them of the Secured Obligations continue to guarantee all such obligations and (ii) the Security and Liens granted to secure its obligations under its guarantee continues to secure its obligations under its guarantee, including without limitation, the Secured Obligations and the obligations guaranteed in relation to this Amendment.

10.	Ratification and Reaffirmation

Each of the Credit Parties hereby ratifies and reaffirms the Secured Obligations, each of the Credit Documents executed and delivered in connection therewith and all Liens granted thereunder, and all of such Credit Party’s covenants, duties, indebtedness and liabilities under any and all such Credit Documents to which it is a party. Without limiting the generality of the foregoing, each of the Credit Parties acknowledges and agrees that all Credit Documents shall secure all of the Obligations to the Agent and Lenders.

11.	Costs and Expenses

The Borrower hereby reaffirms its obligation to pay all fees and expenses as set forth under Section 9.05 of the Credit Agreement.

12.	Governing Law

This Amendment shall be exclusively, without regard to any rules or principles relating to conflicts of laws, governed by the laws of the Province of Ontario and the parties hereto hereby attorn to the non-exclusive jurisdiction of the Courts thereof.

13.	Miscellaneous

This Amendment may be executed in any number of counterparts and delivered by PDF or other electronic method, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers under their respective seals, as applicable, as of the day and year first above written.

)	BRIDGING FINANCE INC., as Lender
)	and Agent
)
)
)	Per:	/s/ Graham Marr
)	Name:	Graham Marr
)	Title:	Portfolio Manager
)
)
)	Per:
)	Name:
)	Title:
)

CO-BORROWERS:

) ) ) )	HARVEST DISPENSARIES, CULTIVATIONS & PRODUCTION FACILITIES LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
) )	Title:	CEO

) )	HARVEST ENTERPRISES, INC.
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)
)

GUARANTORS:

) )	21708 STATE ROAD 54, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) )	ABEDON SAIZ, L.L.C.
)
)	Per:	/s/ Leo Jaschke
)	Name:	Leo Jachke
)	Title:	Manager
)		I have the authority to bind the company

) )	AZ-DEL HOLDINGS, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) )	BRLS NV PROPERTIES V, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) )	BRLS OH PROPERTIES III, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) )	BRLS PROPERTIES AZ-GLENDALE, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) )	BRLS PROPERTIES FL-GAINESVILLE, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) ) )	BRLS PROPERTIES FL-ORLANDO I, LLC By: HARVEST DCP OF FLORIDA, LLC Member-Manager
)
)	Per:	/s/ Steve White
)	Name:	Steve White
	Title:	CEO
I have the authority to bind the company

) ) )	BRLS PROPERTIES I, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	BRLS PROPERTIES II, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	BRLS PROPERTIES OH-BEAVERCREEK, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	BYERS DISPENSARY, INC.
)	Per:	/s/ Howard Hintz
)	Name:	Howard B. Hintz
)	Title:	Director
)		I have the authority to bind the corporation

) ) )	CBX ENTERPRISES, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	CBX ESSENTIALS, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	CBX SCIENCES, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	DREAM STEAM LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	GOGRIZ, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	HARVEST ARKANSAS HOLDING, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	HARVEST DCP HOLDING OF NORTH DAKOTA, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	HARVEST DCP OF FLORIDA, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	HARVEST DCP OF MARYLAND, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	HARVEST DCP OF MASSACHUSETTS, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	Manager
)		I have the authority to bind the company

) ) )	HARVEST DCP OF NEVADA, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	HARVEST DCP OF NEW JERSEY, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	Member-Manager
)		I have the authority to bind the company

) ) )	HARVEST DCP OF OHIO, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) )	HARVEST DCP OF PENNSYLVANIA, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) )	HARVEST GROWS MANAGEMENT, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	HARVEST GROWS PROPERTIES, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) )	HARVEST HEALTH & RECREATION INC.
)
)	Per:	/s/ Steve White
)	Name:
)	Title:
)		I have the authority to bind the company

) ) ) )	HARVEST IP HOLDINGS, LLC By: HARVEST ENTERPRISES, INC., its member-manager
)
)	Per:	/s/ Steve White
)	Name:	Steve White
	Title:	CEO
I have the authority to bind the company

) ) )	HARVEST MASS HOLDING I, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	HARVEST MICHIGAN HOLDING, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) )	HARVEST OF CALIFORNIA, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	HARVEST OF FARMERSVILLE, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) ) )	HARVEST OF HESPERIA, LLC By: HARVEST ENTERPRISES, INC. Majority member
)
)	Per:	/s/ Steve White
)	Name:	Steve White
	Title:	CEO
I have the authority to bind the company

) ) )	HARVEST OF LAKE ELSINORE, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) )	HARVEST OF MARYLAND CULTIVATION, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) )	HARVEST OF MARYLAND DISPENSARY, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) )	HARVEST OF MARYLAND PRODUCTION, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	HARVEST OF MARYLAND, INC.
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	Director
)		I have the authority to bind the corporation

) ) )	HARVEST OF NEVADA LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	Manager
)		I have the authority to bind the company

) )	HARVEST OF OHIO MANAGEMENT, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	HARVEST OF PA MANAGEMENT, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	HARVEST OF SANTA MONICA, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	Managing Member
)		I have the authority to bind the company

) ) )	HOFB, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	HOFW, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	HIGH DESERT HEALING, L.L.C.
)	Per:	/s/ Jason Vedadi
)	Name:	Touraj Jason Vedadi
)	Title:	Manager
)		I have the authority to bind the company

) ) )	HOLDINGS OF HARVEST CA, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	KWERLES, INC.
)	Per:	/s/ Howard Hintz
)	Name:	Howard Hintz
)	Title:	Executive Chairman
)		I have the authority to bind the corporation

) ) )	NATURAL STATE CAPITAL, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	Manager
)		I have the authority to bind the company

) ) )	NATURE MED, INC.
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	President
)		I have the authority to bind the corporation

) ) )	NOWAK WELLNESS, INC.
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the corporation

) ) )	PAHANA, INC.
)	Per:	/s/ Jason Vedadi
)	Name:	Jason T. Vedadi
)	Title:	President
)		I have the authority to bind the corporation

) ) )	PATIENT CARE CENTER 301, INC.
)	Per:	/s/ Leo Jaschke
)	Name:	Leo Jaschke
)	Title:	President
)		I have the authority to bind the company

) ) )	RANDY TAYLOR CONSULTING LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	SAN FELASCO NURSERIES, INC.
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	SHERRI DUNN, L.L.C.
)	Per:	/s/ Howard Hintz
)	Name:	Howard B. Hintz
)	Title:	Manager
)		I have the authority to bind the company

) ) )	SMPB MANAGEMENT, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	SVACCHA LLC
)	Per:	/s/ Leo Jaschke
)	Name:	Leo Jaschke
)	Title:	Manager
)		I have the authority to bind the company

) ) )	VERDE DISPENSARY, INC.
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	President
)		I have the authority to bind the company

) ) )	WALTZ HEALING CENTER, INC.
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the corporation

) ) )	AD, LLC
)	Per:	/s/ Howard Hintz
)	Name:	Howard Hintz
)	Title:	President
)		I have the authority to bind the corporation

) ) )	LEAF HOLDINGS, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	WAREHOUSE 13, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	805 BEACH BREAKS, INC.
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the corporation

) ) )	HARVEST CONNECTICUT HOLDING, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the corporation

) ) )	HARVEST DCP OF ILLINOIS, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the corporation

) ) )	HARVEST MARYLAND HOLDING, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	HARVEST OF TOWSON, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	MARYLAND LICENSING, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	HARVEST DCP OF MISSOURI, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	HARVEST OF NEVADA (DECATUR LV), LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	HARVEST NEW YORK HOLDING, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

) ) )	HARVEST DCP OF UTAH, LLC
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the corporation

SCHEDULE “A”

GUARANTORS

1.	21708 State Road 54, LLC, a Florida limited liability company
2.	Abedon Saiz, L.L.C., an Arizona limited liability company
3.	AZ-DEL Holdings, LLC, a Delaware limited liability company
4.	BRLS NV Properties V, LLC, a Nevada limited liability company
5.	BRLS OH Properties III, LLC, an Ohio limited liability company
6.	BRLS Properties AZ-Glendale, LLC, an Arizona limited liability company
7.	BRLS Properties FL-Gainesville, LLC, a Florida limited liability company
8.	BRLS Properties FL-Orlando I, LLC, a Florida limited liability company
9.	BRLS Properties I, LLC, an Arizona limited liability company
10.	BRLS Properties II, LLC, an Arizona limited liability company
11.	BRLS Properties OH-Beavercreek, LLC, an Ohio limited liability company
12.	Byers Dispensary, Inc., an Arizona non-profit corporation
13.	CBx Enterprises, LLC, a Colorado limited liability company
14.	CBx Essentials, LLC, a Nevada limited liability company
15.	CBx Sciences, LLC, a Colorado limited liability company
16.	Dream Steam LLC, an Arizona limited liability company
17.	Gogriz, LLC, a Massachusetts limited liability company
18.	Harvest Arkansas Holding, LLC, an Arizona limited liability company
19.	Harvest DCP Holding of North Dakota, LLC, a North Dakota limited liability company
20.	Harvest DCP of Florida, LLC, a Florida limited liability company
21.	Harvest DCP of Maryland, LLC, a Maryland limited liability company
22.	Harvest DCP of Massachusetts, LLC, a Massachusetts limited liability company
23.	Harvest DCP of Nevada, LLC, a Nevada limited liability company
24.	Harvest DCP of New Jersey, LLC, a New Jersey limited liability company
25.	Harvest DCP of Ohio, LLC, an Ohio limited liability company
26.	Harvest DCP of Pennsylvania, LLC, a Pennsylvania limited liability company
27.	Harvest Grows Management, LLC, an Ohio limited liability company
28.	Harvest Grows Properties, LLC, an Ohio limited liability company
29.	Harvest Health & Recreation Inc., a British Columbia corporation
30.	Harvest IP Holdings, LLC, an Arizona limited liability company
31.	Harvest Mass Holding I, LLC, an Arizona limited liability company
32.	Harvest Michigan Holding, LLC, an Arizona limited liability company
33.	Harvest of California, LLC, a California limited liability company
34.	Harvest of Farmersville, LLC, a California limited liability company
35.	Harvest of Hesperia, LLC, a California limited liability company
36.	Harvest of Lake Elsinore, LLC, a California limited liability company
37.	Harvest of Maryland Cultivation, LLC, a Maryland limited liability company
38.	Harvest of Maryland Dispensary, LLC, a Maryland limited liability company
39.	Harvest of Maryland Production, LLC, a Maryland limited liability company
40.	Harvest of Maryland, Inc., a Maryland corporation
41.	Harvest of Nevada LLC, a Nevada limited liability company
42.	Harvest of Ohio Management, LLC, an Ohio limited liability company
43.	Harvest of PA Management, LLC, a Pennsylvania limited liability company
44.	Harvest of Santa Monica, LLC, a California limited liability company

45.	HOFB, LLC, a North Dakota limited liability company
46.	HOFW, LLC, a North Dakota limited liability company
47.	High Desert Healing, L.L.C., an Arizona limited liability company
48.	Holdings of Harvest CA, LLC, a California limited liability company
49.	Kwerles, Inc., an Arizona non-profit corporation
50.	Natural State Capital, LLC, an Arkansas limited liability company
51.	Nature Med, Inc., an Arizona non-profit corporation
52.	Nowak Wellness, Inc., an Arizona non-profit corporation
53.	Pahana, Inc., an Arizona non-profit corporation
54.	Patient Care Center 301, Inc., an Arizona non-profit corporation
55.	Randy Taylor Consulting LLC, an Arizona limited liability company
56.	San Felasco Nurseries, Inc., a Florida corporation
57.	Sherri Dunn, L.L.C., an Arizona limited liability company
58.	SMPB Management, LLC, a Delaware limited liability company
59.	Svaccha LLC, an Arizona limited liability company
60.	Verde Dispensary, Inc., an Arizona non-profit corporation
61.	Waltz Healing Center, Inc., an Arizona non-profit corporation
62.	AD, LLC, an Arizona limited liability company
63.	Leaf Holdings, LLC, an Arizona limited liability company
64.	Warehouse 13, LLC, an Arizona limited liability company
65.	805 Beach Breaks, Inc., a California corporation
66.	Harvest Connecticut Holding, LLC, a Connecticut limited liability company
67.	Harvest DCP of Illinois, LLC, an Illinois limited liability company
68.	Harvest Maryland Holding, LLC, a Maryland limited liability company
69.	Harvest of Towson, LLC, a Maryland limited liability company
70.	Maryland Licensing, LLC, a Maryland limited liability company
71.	Harvest DCP of Missouri, LLC, a Missouri limited liability company
72.	Harvest of Nevada (Decatur LV), LLC, a Nevada limited liability company
73.	Harvest New York Holding, LLC, a New York limited liability company
74.	Harvest DCP of Utah, LLC, a Utah limited liability company

Exhibit “A”

REPLACEMENT SCHEDULE “B” TO CREDIT AGREEMENT

SCHEDULE “B”

SUBSIDIARIES & OWNERSHIP OF CO-BORROWERS

1.	21708 State Road 54, LLC, a Florida limited liability company
2.	Abedon Saiz, L.L.C., an Arizona limited liability company
3.	AZ-DEL Holdings, LLC, a Delaware limited liability company
4.	BRLS NV Properties V, LLC, a Nevada limited liability company
5.	BRLS OH Properties III, LLC, an Ohio limited liability company
6.	BRLS Properties AZ-Glendale, LLC, an Arizona limited liability company
7.	BRLS Properties FL-Gainesville, LLC, a Florida limited liability company
8.	BRLS Properties FL-Orlando I, LLC, a Florida limited liability company
9.	BRLS Properties I, LLC, an Arizona limited liability company
10.	BRLS Properties II, LLC, an Arizona limited liability company
11.	BRLS Properties OH-Beavercreek, LLC, an Ohio limited liability company
12.	Byers Dispensary, Inc., an Arizona non-profit corporation
13.	CBx Enterprises, LLC, a Colorado limited liability company
14.	CBx Essentials, LLC, a Nevada limited liability company
15.	CBx Sciences, LLC, a Colorado limited liability company
16.	Dream Steam LLC, an Arizona limited liability company
17.	Gogriz, LLC, a Massachusetts limited liability company
18.	Harvest Arkansas Holding, LLC, an Arizona limited liability company
19.	Harvest DCP Holding of North Dakota, LLC, a North Dakota limited liability company
20.	Harvest DCP of Florida, LLC, a Florida limited liability company
21.	Harvest DCP of Maryland, LLC, a Maryland limited liability company
22.	Harvest DCP of Massachusetts, LLC, a Massachusetts limited liability company
23.	Harvest DCP of Nevada, LLC, a Nevada limited liability company
24.	Harvest DCP of New Jersey, LLC, a New Jersey limited liability company
25.	Harvest DCP of Ohio, LLC, an Ohio limited liability company
26.	Harvest DCP of Pennsylvania, LLC, a Pennsylvania limited liability company
27.	Harvest Grows Management, LLC, an Ohio limited liability company
28.	Harvest Grows Properties, LLC, an Ohio limited liability company
29.	Harvest IP Holdings, LLC, an Arizona limited liability company
30.	Harvest Mass Holding I, LLC, an Arizona limited liability company
31.	Harvest Michigan Holding, LLC, an Arizona limited liability company
32.	Harvest of California, LLC, a California limited liability company
33.	Harvest of Farmersville, LLC, a California limited liability company
34.	Harvest of Hesperia, LLC, a California limited liability company
35.	Harvest of Lake Elsinore, LLC, a California limited liability company
36.	Harvest of Maryland Cultivation, LLC, a Maryland limited liability company
37.	Harvest of Maryland Dispensary, LLC, a Maryland limited liability company
38.	Harvest of Maryland Production, LLC, a Maryland limited liability company
39.	Harvest of Maryland, Inc., a Maryland corporation
40.	Harvest of Nevada LLC, a Nevada limited liability company
41.	Harvest of Ohio Management, LLC, an Ohio limited liability company

42.	Harvest of PA Management, LLC, a Pennsylvania limited liability company
43.	Harvest of Santa Monica, LLC, a California limited liability company
44.	HOFB, LLC, a North Dakota limited liability company
45.	HOFW, LLC, a North Dakota limited liability company
46.	High Desert Healing, L.L.C., an Arizona limited liability company
47.	Holdings of Harvest CA, LLC, a California limited liability company
48.	Kwerles, Inc., an Arizona non-profit corporation
49.	Natural State Capital, LLC, an Arkansas limited liability company
50.	Nature Med, Inc., an Arizona non-profit corporation
51.	Nowak Wellness, Inc., an Arizona non-profit corporation
52.	Pahana, Inc., an Arizona non-profit corporation
53.	Patient Care Center 301, Inc., an Arizona non-profit corporation
54.	Randy Taylor Consulting LLC, an Arizona limited liability company
55.	San Felasco Nurseries, Inc., a Florida corporation
56.	Sherri Dunn, L.L.C., an Arizona limited liability company
57.	SMPB Management, LLC, a Delaware limited liability company
58.	Svaccha LLC, an Arizona limited liability company
59.	Verde Dispensary, Inc., an Arizona non-profit corporation
60.	Waltz Healing Center, Inc., an Arizona non-profit corporation
61.	AD, LLC
62.	Leaf Holdings, LLC
63.	Warehouse 13, LLC
64.	805 Beach Breaks, Inc.
65.	Harvest Connecticut Holding, LLC
66.	Harvest DCP of Illinois, LLC
67.	Harvest Maryland Holding, LLC
68.	Harvest of Towson, LLC
69.	Maryland Licensing, LLC
70.	Harvest DCP of Missouri, LLC
71.	Harvest of Nevada (Decatur LV), LLC
72.	Harvest DCP of New Jersey, LLC
73.	Harvest New York Holding, LLC
74.	Harvest DCP of Utah, LLC